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AMENDMENT 001	Contract No. XT220	Amendment Page 1

This AMENDMENT, entered into by the State of Florida, Department of Elder Affairs, (Department) and WellCare of Florida Inc., dba HealthEase (Contractor), amends contract XT220.
The purpose of this amendment is to: (1) revise and replace the Standard Contract; (2) introduce Attachment F, DOEA Cost Analysis; (3) revise and replace the Index to Attachments; (4) amend Attachment I; (5) revise Exhibit H; (6) revise Appendices 3 and 5; and (7) revise and replace Attachment G, Background Screening.
The purpose of this amendment is to amend the following contract section (Paragraphs and Attachments):
STANDARD CONTRACT:
Revise and replace the Standard Contract with an updated version which incorporates the following changes:
(a) Amend section 5;
(b) Introduce section 6.6;
(c) Introduce section 7.6;
(d) Amend section 8; and
(d) Introduce section 32.3.

REVISE AND REPLACE THE INDEX TO ATTACHMENTS

ATTACHMENT I
(a) Introduce section 1.1.2;
(b) Amend section 1.2;
(c) Amend section 2.4.4;
(d) Amend 2.5.3.4;
(e) Introduce 2.6(6), and renumber accordingly;
(f) Introduce section 2.8.1(7), and renumber accordingly;
(g) Introduce section 2.12.4(7); and
(h) Amend section 3.2.5.

CONTRACT ATTACHMENTS:
(a) Introduce Attachment F, DOEA Cost Analysis for Non-Competitively Procured Contracts In Excess of Category II; and
(b) Revise and replace Attachment G, Background Screening Affidavit of Compliance.

AMEND EXHIBIT
Revise and replace Exhibit H.

AMEND APPENDICES
Revise and replace Appendices 3 and 5.

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AMENDMENT 001	Contract No. XT220	Amendment Page 2

_____________________________ Line denotes completion of above summary ____________
STANDARD CONTRACT:

(a) Section 5 of the Standard Contract is hereby amended to read:

5.	Renewals
By mutual agreement of the Parties, in accordance with s. 287.058(1)(g), F.S., the Department may renew the contract for a period not to exceed three years, or the term of the original contract, whichever is longer. The renewal price, or method for determining a renewal price, is set forth in the bid, proposal, or reply. No other costs for the renewal may be charged. Any renewal is subject to the same terms and conditions as the original contract and contingent upon satisfactory performance evaluations by the Department and the availability of funds.
(b) Section 6.6 of the Standard Contract is hereby introduced to read:

6.6
To comply with Presidential Executive Order 12989 and State of Florida Executive Order Number 11-116, Contractor agrees to utilize the U.S. Department of Homeland Security's E-verify system to verify the employment of all new employees hired by Contractor during the contract term. Contractor shall include in related subcontracts a requirement that subcontractors performing work or providing services pursuant to the state contract utilize the E-verify system to verify employment of all new employees hired by the subcontractor during the contract term. Contractors meeting the terms and conditions of the E-Verify System are deemed to be in compliance with this provision.

(c) Section 7.6 of the Standard Contract is hereby introduced to read:

7.6
In accordance with s. 287.135 F.S., any contractor on the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List (Lists), created pursuant to s. 215.473 F.S., is ineligible to enter into or renew a contract with the Department for goods or services of $1 million or more. Pursuant to s. 287.135 F.S., the Department may terminate this contract if the Contractor is found to have submitted a false certification of its status on the Lists or has been placed on the Lists. Further, the Contractor is subject to civil penalties, attorney’s fees and costs and any costs for investigations that led to the finding of false certification. If this contract contains $1 million or more, the Contractor shall complete and sign ATTACHMENT H, Certification Regarding Scrutinized Companies Lists, prior to the execution of this contract.

(d) Section 8 of the Standard Contract is hereby amended to read as follows:

8.	Background Screening
The Contractor shall ensure that the requirements of s. 430.0402 and ch. 435, F.S., as amended, are met regarding background screening for all persons who meet the definition of a direct service provider and who are not excepted, from the Department’s level 2 background screening pursuant to s. 430.0402(2)-(3), F.S. The Contractor must also comply with any applicable rules promulgated by the Department and the Agency for Health Care Administration regarding implementation of s. 430.0402 and ch. 435, F.S. Further information concerning the procedures for background screening are found at http://elderaffairs.state.fl.us/doea/backgroundscreening.php.
(e) Section 32.3 of the Standard Contract is hereby introduced to read:

32.3
The Contractor may purchase articles that are the subject of, or required to carry out, this contract from a nonprofit agency for the Blind or for the Severely Handicapped that is qualified pursuant to Chapter 413, F.S., in the same manner and under the same procedures set forth in s. 413.036(1) and (2), F.S. For purposes of this contract, the Contractor shall be deemed to be substituted for the Department insofar as dealings with such qualified nonprofit agency are concerned. Additional information about the designated nonprofit agency and the products it offers is available at http://www.respectofflorida.org. This clause is not applicable to subcontractors unless otherwise required by law.

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AMENDMENT 001	Contract No. XT220	Amendment Page 3

INDEX CONTRACT ATTACHMENTS
The Index to Contract Attachments is hereby replaced with the revised Index to Contract Attachments and attached hereto.
ATTACHMENT I
(a) Section 1.1.2 is hereby introduced to read as follows:
Payment Discrepancy - Where the Contractor provided services under this contract to an eligible enrollee and requested payment, but has not received said funds; or conversely where the Contractor did not provide services to an individual under this contract but received payment. A payment discrepancy also includes any situation where the Contractor was paid an incorrect capitation amount for an enrollee.
(b) Section 1.2 is hereby amended to read as follows:

1.2	DEPARTMENT MISSION STATEMENT
To foster an environment that promotes well-being for Florida’s elders and enables them to remain in their homes and communities. The Department’s vision is of all Floridians aging with dignity, purpose, and independence. Area agencies, lead agencies and local service providers as partners and stakeholders in Florida’s aging services network are expected to support the Department’s mission, vision, and program priorities.
(c) Section 2.4.4 is hereby amended to read as follows:

2.4.4	Performance Measures
The Contractor shall collect, calculate, and report Department-selected performance measures as specified by the Department. The Contractor shall submit such performance measures to the Department and the Agency contracted EQRO according to the following schedule: 1st quarter (January 1-March 31) and 2nd quarter (April 1- June 30) rates should be submitted to the EQRO prior to the performance measure site visit; 3rd quarter (July1- September 30), 4th quarter (October 1 – December 31) and annual roll-up rates shall be submitted by February 13 of the contract year. The Contractor shall collect the performance measures based on the previous calendar year (January 1 through December 31) unless otherwise specified. The Contractor is required to participate with the EQRO on all performance measure validation activities, including a site visit and submission of requested documentation. The Department may add, modify or remove reporting requirements with thirty (30) days advance notice. See EXHIBIT M for definitions and due dates.
(d) Section 2.5.3.4 is hereby amended to read as follows:

2.5.3.4	Requirements
When handling grievances and appeals, the Contractor shall take the following actions:

(1)	Provide the enrollee a reasonable opportunity to present evidence and allegations of fact or law in person as well as in writing;

(2)	Ensure the enrollee understands any time limits that may apply;

(3)
Provide opportunity before and during the process for the enrollee or an authorized representative to examine the case file, including medical records, and any other material to be considered during the process; and

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AMENDMENT 001	Contract No. XT220	Amendment Page 4

(4)	Consider as parties to the appeal the enrollee or an authorized representative or, if the enrollee is deceased, the legal representative of the estate.
(e) Section 2.6(6) is hereby introduced and renumbered to read as follows:

2.6	MEDICAID FAIR HEARINGS

(1)
The Medicaid Fair Hearing policy and process is detailed in Department of Children and Families Rule 65-2.042 – 2.069, F.A.C. Fair Hearings may be requested verbally or in writing. No specific form is required.

(2)	An enrollee may seek a Medicaid Fair Hearing without having first exhausted the Contractor’s grievance and appeal process.
a. An enrollee who chooses to exhaust the Contractor’s grievance and appeal process may still file for a Medicaid Fair Hearing within ninety (90) calendar days of receipt of the Contractor’s notice of resolution.
b. An enrollee who chooses to seek a Medicaid Fair Hearing without pursuing the Contractor’s grievance and appeal process must do so within ninety (90) calendar days of receipt of the Contractor’s notice of action.

(3)
In accordance with 42 CFR 438.400, the Contractor is required to inform an individual of his/her right to a Medicaid Fair Hearing when the Contractor takes action to deny, reduce, suspend, limit or terminate previously authorized services. This includes services requested by the enrollee and those determined to be unnecessary by the Contractor’s routine review of the care plans.

(4)
Enrollees may request a Medicaid Fair Hearing pursuant to 42 CFR 431.200 - 431.250 if they are denied the choice of home and community-based waiver services as an alternative to institutional level of care specified for in this waiver; or if their services are denied, reduced, suspended or terminated.

(5)	Parties to the Medicaid Fair Hearing include the Contractor, the enrollee or the enrollee’s authorized representative.

(6)
To continue disputed services during a pending fair hearing, the enrollee must request a fair hearing within 20 days of receipt of notification of his or her fair hearing rights. Pursuant to 42 CFR 438.424(b), the MCO or the State must pay for disputed services, in accordance with State policy and regulations, if the MCO or the State Fair Hearing officer reverses a decision to deny authorization of services, and the enrollee received the disputed services while the appeal was pending.

(7)
The notice of Fair Hearing rights must contain the following language: “If you disagree with this decision, you have a right to file an appeal with our Plan or to request a State Fair Hearing. You do not need to file an appeal before you request a Fair Hearing. If you would like to request a Fair Hearing you must do so no later than ninety (90) days from the date of this letter. If you want to have services continued, you must request a Fair Hearing within ten (10) days from the date of this letter. You may have to pay for services that you get if the decision is to uphold the action the Plan has taken.”

(8)	The notice must also contain the address and phone number for information and assistance filing a Fair Hearing. The address is as follows:
Department of Children and Families
Office of Public Assistance Appeal Hearings
1317 Winewood Blvd.
Building 5, Room 203
Tallahassee, Florida 32399-0700
(850) 488-1429

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AMENDMENT 001	Contract No. XT220	Amendment Page 5

(9)
To assist enrollees who wish to file a Medicaid Fair Hearing for financial or medical eligibility determinations, the Contractor must direct the enrollee to contact the Department of Children & Families and provide the appropriate contact information.

(10)	The Contractor must provide information pertaining to the Medicaid Fair Hearing process and procedure in the member handbook and it must be shared with members upon enrollment and annually.
(f) Section 2.8.1(7) is hereby replaced by new language and renumbered accordingly.

(7)
Pursuant to 42 CFR 438.102(a)(1)(i-iv)’s anti-gag clause, the MCO may not prohibit, or otherwise restrict, a health care professional acting within the lawful scope of practice, from advising or advocating on behalf of an enrollee who is his or her patient:

a. For the enrollee's health status, medical care, or treatment options, including any alternative treatment that may be self-administered.
b. For any information the enrollee needs in order to decide among all relevant treatment options.
c. For the risks, benefits, and consequences of treatment or non-treatment.
d. For the enrollee's right to participate in decisions regarding his or her health care, including the right to refuse treatment, and to express preferences about future treatment decisions.

(8)	Pursuant to 42 CFR 438.608, the Contractor shall maintain a mandatory compliance plan that is designed to guard against fraud and abuse.
a. The Contractor shall develop and maintain written policies, procedures and standards of conduct that states the Contractor’s commitment to comply with all applicable federal and state standards.
b. The Contractor shall designate a compliance officer and a compliance committee that is accountable to senior management.
c. The Contractor shall ensure effective training and education for the compliance officer and the Contractor’s employees.
d. The Contractor shall ensure there are effective lines of communication between the compliance officer and the Contractor’s employees.
e. The Contractor shall enforce standards through well-published disciplinary guidelines.
f. The Contractor shall have a provision for internal monitoring and auditing.
g. The Contractor shall have a provision for prompt response to detected offenses, and for development of corrective action initiatives relating to this contract.
(g) Section 2.12.4(7) is hereby introduced and reads as follows:

(7)	Pursuant to 42 CFR 431.55(h) and 42 CFR 438.808, FFP is not available for amounts expended for providers excluded by Medicare, Medicaid, or CHIP, except for emergency services.
(h) Section 3.2.5 is hereby amended to read as follows:

3.2.5	Payment Discrepancies
(1) The Contractor shall prepare all reports and monthly payment requests for submission to the Department. If after an enrollment and disenrollment submission to the fiscal agent or receipt of the fiscal agent remittance voucher a

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AMENDMENT 001	Contract No. XT220	Amendment Page 6

payment discrepancy is discovered, the Contractor must submit detailed information on the Reconciliation Form (EXHIBIT H) to the Department within the following time frames:
(i) The Contractor has 30 calendar days to review and address any payment discrepancies before submitting them to the Department on the next Reconciliation Form. Detailed information regarding the discrepancy must be included on the following Reconciliation Form which is due to the Department on the 5th day of each month. If a discrepancy is resolved during the month between the discovery date and Reconciliation Form due date, the Contractor is not required to include it on the Reconciliation Form.
(ii) If the payment discrepancy was discovered by the Department, the Contractor has 30 calendar days to review and address the discrepancy before submitting it on the next Reconciliation Form. Detailed information regarding the discrepancy must be included on the following Reconciliation Form, which is due to the Department on the 5th day of each month.
(2) Failure to submit a discovered payment discrepancy to the Department within the time frames listed above shall result in a loss of any money requested by the Contractor for such errors.
(3) For the purposes of this section, detailed information is defined as a description of the payment discrepancy that includes, at a minimum, whether the payment discrepancy is a situation where the plan is requesting payment, one where the plan is requesting a recoupment of payment(s) made, or one where an incorrect capitation rate was paid.
(4) Pursuant to the timeframes established in 42 CFR 447.45(d), regardless of the date the payment discrepancy is discovered, the Contractor must submit all payment discrepancies on the Reconciliation Form (EXHIBIT H) to the Department no later than 12 months from the date of services. Failure to report a payment discrepancy within this time frame will result in a loss of any money requested by the Contractor for such errors. For the purposes of this section, the "12 months from the date of service" will begin on the first day of the month following the month of service for which payment is requested. This time limit does not apply to payment discrepancies where the Contractor received payment in excess, as determined by the Department and/or Agency. For months of service during which the enrollee was designated Medicaid Pending, the 12 months will begin on the first day of the month following the month in which the enrollee’s Medicaid eligibility was determined.
CONTRACT ATTACHMENTS:
(a) Attachment F, DOEA Cost Analysis for Non-Competitively Procured Contracts in Excess of Category II is hereby introduced and attached hereto; and
(b) Attachment G, Background Screening Affidavit of Compliance is hereby replaced with the revised Attachment G, Background Screening Affidavit of Compliance.
AMENDED EXHIBIT
Exhibit H, Long-Term Care Community Diversion Pilot Project Reconciliation Report is hereby replaced with the revised Exhibit H, Long-Term Care Community Diversion Pilot Project Reconciliation Report and attached hereto.
APPENDIX 3, Programmatic Reports is hereby replaced with the revised Appendix 3, Programmatic Reports and attached hereto.

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AMENDMENT 001	Contract No. XT220	Amendment Page 7

APPENDIX 5, Enrollee Roster Template and Instructions is hereby replaced with the revised Appendix 5, Enrollee Roster Template and Instructions and attached hereto.

This amendment shall be effective on the last date that the amendment has been signed by both Parties.
All provisions in the agreement and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform to this amendment.
All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the agreement.
This amendment and all of its attachments are hereby made a part of this agreement.
IN WITNESS WHEREOF, the Parties hereto have caused this 18 page amendment to be executed by their officials there unto duly authorized.

Contractor: WELLCARE OF FLORIDA INC., dba    STATE OF FLORIDA,
HEALTHEASE    DEPARTMENT OF ELDER AFFAIRS

SIGNED BY: /s/ Christina Cooper        SIGNED BY:/s/ Charles T. Corley
NAME: Christina Cooper        NAME: CHARLES T. CORLEY
TITLE: President FL & HI Division         TITLE: SECRETARY
DATE: 7/31/12         DATE: 8/2/12
Federal Tax ID: 592583622
Fiscal Year Ending Date: 12/31

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AMENDMENT 001	Contract No. XT220	Amendment Page 8

Table of Contents
ATTACHMENT I

SECTION I	SERVICES TO BE PROVIDED……………………………………………………………..	17
1.1	DEFINITIONS OF TERMS AND ACRONYMS……………………………………………...	17
1.1.1	CONTRACT ACRONYMS……………………………………………………………………	17
1.1.2	PROGRAM SPECIFIC TERMS……………………………………………………………….	17
1.2	DEPARTMENT MISSION STATEMENT……………………………………………………	21
1.3	GENERAL DESCRIPTION……………………………………………………………………	22
1.3.1	General Statement………………………………………………………………………………	22
1.3.2	Authority………………………………………………………………………………………..	22
1.3.2.1	Incorporation of Reference Memoranda……………………………………………………….	22
1.3.3	Contract Terms and Conditions………………………………………………………………...	22
1.3.3.1	Required Long-Term Care Services……..……………………………………………………..	22
1.3.3.2	Case Management Services………………………………………………………….…………	25
1.3.3.3	Acute-Care Services……………………………………………………………………………	25
1.3.3.3.1	Acute-Care Provider Qualifications……………………………………………………………	26
1.3.3.4	Expanded Services……………………………………………………………………………...	27
1.4	INDIVIDUALS TO BE SERVED……………………………………………………………..	27
1.4.1	Eligibility for Program…………………………………………………………………………	27
1.4.2	Ineligibility for the Program……………………………………………………………………	27
1.4.3	“Medicaid Pending”……………………………………………………………………………	27
SECTION II	MANNER OF SERVICE PROVISION……………………………………………………..	28
2.1	SERVICE TASKS……………………………………………………………………………...	28
2.1.1	ENROLLMENT AND DISENROLLMENT………………………………..…………………	28
2.1.1.1	Enrollment Process…………………………………………………………………………….	28
2.1.1.2	Optional State Supplementation (OSS)………………………………………………………..	29
2.1.1.3	Changes in Eligibility and Reenrollment………………………………………………………	29
2.1.1.4	Effective Date of Enrollment…………………………………………………………………..	29
2.1.1.5	Transition Care Planning…………………………………………………………….…………	29
2.1.1.6	Orientation……………………………………………………………………………………..	30
2.1.1.7	Enrollee Handbook…………………………………………………………………………….	30
2.1.1.8	Provider Directory……………………………………………………………………………..	32
2.1.1.9	Plan ID Card……………………………………………………………………………………	32
2.1.1.10	Annual Notification…………………………………………………………………………….	32
2.1.1.11	Care Plan and Service Delivery Requirements………………………………………………...	32
2.1.1.12	Initial Care Plan Distribution…………………………………………………………………..	33
2.1.1.13	Care Plan Review………………………………………………………………………………	34
2.1.1.14	Coordination and Continuity of Care…………………………………………………………..	34
2.1.1.15	Assessments and Reassessments…………………………………………….…………………	35
2.1.1.16	Level of Care…………………………………………………………………………………...	35
2.1.1.17	Disenrollment Requested by the Enrollee……………………………………………………...	35
2.1.1.18	Disenrollment Requested by the Contractor………………………………………………….	36
2.1.1.19	Disenrollment Requests………………………………………………………………………..	36
2.1.1.20	Cancellations …………………………………………………………………………………..	36
2.2	RECORDS MANAGEMENT AND HEALTH INFORMATION SYSTEMS……………….	37

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2.2.1	Background Screening Affidavit of Compliance	38
2.3	UTILIZATION MANAGEMENT…………………………………………………………….	38
2.4	QUALITY ASSURANCE……………………………………………………………………..	39
2.4.1	Quality Assurance Program………………………………………………………….…………	39
2.4.2	Quality Assurance Committee………………………………………………………………….	39
2.4.3	Quality Improvement and Performance Measures……………………………………………..	40
2.4.4	Performance Measures…………………………………………………………………………	41
2.4.5	Incident Reporting……………………………………………………………………………...	41
2.5	GRIEVANCES AND APPEALS……..……………………………………………………..…	41
2.5.1	General Requirements………………………………………………………………………….	41
2.5.2	Categories of Challenges………………………………………………………….……………	42
2.5.3	Filing Grievances and Appeals…………………………………………………………………	42
2.5.3.1	Time Limits…………………………………………………………………………………….	42
2.5.3.2	Expedited Appeals……………………………………………………………………………...	43
2.5.3.3	Assistance………………………………………………………………………………………	43
2.5.3.4	Requirements…………………………………………………………………………………...	43
2.5.4	Notification of Action………………………………………………………………………….	43
2.5.5	Resolution and Notification………………………………………………………….…………	44
2.6	MEDICAID FAIR HEARINGS……..………………………………………………………...	44
2.6.1	Continuation of Benefits………………………………………………………………………..	45
2.7	STAFFING REQUIREMENTS………………………………………………………………..	46
2.7.1	Staffing Levels……………………………………………………………………….…………	46
2.7.2	Positions Required……………………………………………………………………………...	46
2.7.3	Staff Training…………………………………………………………………………………...	46
2.7.4	Staffing Changes………………………………………………………………………………..	47
2.8	SERVICE PROVISIONS………………………………………………………………………	47
2.8.1	General Provisions……………………………………………………………………………..	47
2.8.2	Availability/Accessibility of Services…………………………………………………………	48
2.8.3	Adult Protective Services………………………………………………………………………	49
2.8.4	Network Expansion………………………………………………………….……….………..	50
2.8.5	Access to Services……………………………………………………………..……………….	50
2.9	CONTRACTOR’S FINANCIAL OBLIGATIONS……………………………………………	50
2.9.1	Insolvency Protection…………………………………………………………………………..	50
2.9.2	Surplus Requirements…………………………………………………………………………..	51
2.9.3	Insurance……………………………………………………………………………………….	51
2.9.4	Interest and Savings………………………………………………………………….…………	51
2.9.5	Third Party Resources…………………………………………………………….……………	52
2.10	FINANCIAL REPORTING……………………………………………………………………	52
2.10.1	Enrollee Payment Liability Protection…………………………………………….…………..	52
2.10.2	Audited Financial Statements…………………………………………………………………..	52
2.10.3	Unaudited Quarterly Financial Statements……………………………………………………..	52
2.11	CONTRACT MANAGEMENT………………………………………………………………..	53
2.11.1	Independent Medical Review…………………………………………………………………..	53
2.12	CONTRACTOR RESPONSIBILITIES………………………………………………………..	53
2.12.1	Contractor Qualifications………………………………………………………….…………...	53
2.12.2	Contractor Tasks……………………………………………………………………………….	53

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2.12.3	Reporting……………………………………………………………………………………….	55
2.12.4	Provider Relations and Subcontracts…………………………………………………………...	56
2.12.4.1	Credentialing…………………………………………………………………………………...	57
2.12.4.2	Re-Credentialing……………………………………………………………………………….	58
2.12.4.3	Delegated Credentialing………………….…………………………………………………….	58
2.12.4.4	Identification of Conditions and Method of Payment………………………………………….	58
2.12.5	Provisions for Monitoring and Inspections….…………………………………………………	58
2.12.6	Subcontractor Termination………….………………………………………………………….	58
2.12.7	Ownership and Management Disclosure……………………………………………………….	58
2.12.8	Damages from Federal Disallowance…………………………………………………………..	59
2.12.9	Legal Action Notification………………………………………………………………………	59
2.12.10	Conflict…………………………………………………………………………………………	59
2.12.11	Prospective Enrollee Materials…………………………………………………………………	59
2.12.12	Prohibited Activities……………………………………………………………………………	59
2.12.13	Sanctions……………………………………………………………………………………….	60
2.12.14	Assignment of Contract………………………………………………………………………..	61
2.12.15	Contract Termination…………………………………………………………………………..	61
SECTION III	METHOD OF PAYMENT…………………………………………………………………...	62
3.1	REQUEST FOR PAYMENT…………………………………………………………………..	62
3.2	METHOD OF PAYMENT…………………………………………………………………….	62
3.2.1	Capitation Rates…….……………………………………………………………….…………	62
3.2.2	834 Transactions…….…………………………………………………………………………	62
3.2.3	Payment in Full…………………………………………………………………………………	63
3.2.4	Capitation Payments……………………………………………………………………………	63
3.2.5	Payment Discrepancies…………………………………………………………………………	63

ATTACHMENTS	II – X, B, D, F – H and J
ATTACHMENT II	CERTIFICATION REGARDING LOBBYING……………………………………… CERTIFICATION FOR CONTRACTS, GRANTS, LOANS AND AGREEMENTS	64
ATTACHMENT III	FINANCIAL AND COMPLIANCE AUDIT	65
ATTACHMENT IV	CERTIFICATION REGARDING DATA INTEGRITY COMPLIANCE FOR AGREEMENTS, GRANTS, LOANS, AND COOPERATIVE AGREEMENTS	70
ATTACHMENT V	CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION FOR LOWER TIER COVERED TRANSACTIONS	71
ATTACHMENT VI	ASSURANCES—NON-CONSTRUCTION PROGRAMS	72
ATTACHMENT VII	DISCLOSURE OF OWNERSHIP AND CONTROL INTEREST STATEMENT	74
ATTACHMENT VIII	PUBLIC ENTITY CRIMES	77
ATTACHMENT IX	MULTIPLE SIGNATURE VERIFICATION	79
ATTACHMENT X	AGREEMENT TO PROVIDE SERVICES TO INDIVIDUALS IDENTIFIED AS MEDICAID PENDING	81
ATTACHMENT B	CIVIL RIGHTS COMPLIANCE CHECKLIST	82
ATTACHMENT D	PROVIDER’S STATE CONTRACTS LIST	86
ATTACHMENT F ATTACHMENT G	DOEA COST ANAYLSIS FOR NON-COMPETITIVELY PROCURED CONTRACTS BACKGROUND SCREENING AFFIDAVIT OF COMPLIANCE	87 88

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EXHIBIT H

Long-Term Care Community Diversion Pilot Project
Reconciliation Report
For (Contractor name) (Month/Year)

TAB 1

Recipient Medicaid ID	Recipient Last Name	Recipient First Name	Provider ID	Enrollment Span	Plan Comments	DOEA Comments from LAST month	DOEA Comments from THIS month

Items on this tab of the report (Tab 1) include those which fall into the following categories:
- New items that have never been submitted on the Reconciliation Form before.
- Items AHCA is in the process of updating.
- Items the Contractor has resolved with DCF/SSA that are ready for AHCA to update.
- Items for which the Contractor has submitted the documents requested by DOEA.
- Items the Contractor was told to resubmit via 834 on the last Reconciliation Form, but which rejected again for unknown reason(s).

The Contractor is responsible for moving any new items to Tab #2 if DOEA identifies them as one of the types of issues that go on that tab.

The Contractor is responsible for adding new items to Tab #1, and for removing any resolved items from Tab #1 before submitting the Reconciliation Form to DOEA each month.

TAB 2
Recipient Medicaid ID	Recipient Last Name	Recipient First Name	Provider ID	Enrollment Span	Plan Comments	DOEA Comments when moved to Tab 2

Items on this tab of the report (Tab 2) include those which fall into the following categories:
 - DOEA has requested documentation, and the Contractor has not yet submitted it.
 - County of Residence discrepancies that DCF/SSA have not yet resolved.
 - Medicaid eligibility issues that DCF/SSA have not yet resolved.

DOEA Reviews these items every three (3) months to see if changes have been made.

In the interim, it is the Contractor's responsibility to identify any items DOEA should review again and move the item to Tab #1. The items moved to Tab #1 should only be items the Contractor has good reason to believe have been fixed (received a NOCA, submitted the documents, etc.).

Back to 10-Q		Exhibit 10.8
AMENDMENT 001	Contract No. XT220	Amendment Page 13

APPENDIX 3

Programmatic Reports

All reports containing PHI will be password protected, zipped and encrypted using WinZip version 9.0 or higher. Use standard passwords for both the WinZip file as well as the report files. Unless otherwise indicated, electronic reports will be sent to DiversionReports@elderaffairs.org and a copy to the Contract Manager.

Level of Analysis: The following levels of analysis will be used, as indicated, for the required reports:

1.	Individual Level - One report is required for each enrollee, e.g., one grievance record for each grievance, one record per long-term care service.

2.	Location Level - One report required for each nine-digit Medicaid provider number the Contractor has under contract.

3.	Contractor Level - One report is required for each seven-digit Medicaid provider number the Contractor has under contract.

Report Name	Level of Analysis	Reporting Frequency	Submission Method	Reporting Location	File Type	File Name
834 Transactions	Individual	Monthly the Wednesday preceding the second to last Saturday for enrollments and for disenrollments the prior day	Secured Web site supplied by the fiscal agent, file upload and download	Fiscal agent	834 format Prescribed by the Fiscal Agent	Prescribed by the Fiscal Agent
Disenrollment Summary Report	Location	Monthly within 15 calendar days after the beginning of the reporting month	Electronic Mail	Department	Excel (template in contract)	Plan_Report Name_Date
Encounter Data Report	Individual	Quarterly, within 3 months of the end of reporting calendar quarter	FTP Site	Department	PDF/text file see contract	Plan_Report Name_Quarter #_Year
Grievance, Appeals, Complaints Report	Individual	Quarterly, within 5 calendar days of end or reporting calendar quarter	Electronic Mail	Department	Excel (template in contract)	Plan_Report Name_Quarter #_ Year
Provider Network and Staff Listing	Location	Quarterly, within 5 calendar days of end of reporting calendar quarter	Electronic Mail	Department	Excel (template in contract)	Plan_Report Name_ Quarter #_ Year
Emergency Management Plan	Contractor	Annually, April 30	Electronic Mail	Department	Word/PDF	Plan_Report Name_Date

Back to 10-Q		Exhibit 10.8
AMENDMENT 001	Contract No. XT220	Amendment Page 14

Emergency Management Plan Verification	Contractor	Verification of plan within 30 days of execution of contract	Electronic Mail	Department	Word/ PDF	Plan_Report Name_Date
Report Name	Level of Analysis	Reporting Frequency	Submission Method	Reporting Location	File Type	File Name
Enrollee Satisfaction Survey	Contractor	Annually, May 15	Electronic Mail	Department	Word/PDF (template in contract)	Plan_Report Name_Date
Reconciliation Report	Individual	Within 10 days of receipt of remittance vouchers	Electronic Mail	Department	Excel	Plan_Report Name_Date
Insolvency Fund Statements	Contractor	Monthly Statements	Electronic Mail or Hard Copy	Department	PDF copy	Plan_Report Name_Date
Audited Financial Statement	Contractor	Annually, within 120 days of end of Contractor’s fiscal year (4 months)	Electronic Mail, Compact Disc or Hard Copy	Department	Word/PDF	Plan_Report Name_Date
Performance Measures	Contractor	Report to HSAG	Electronic Mail to HSAG	HSAG	Format prescribed by HSAG	Plan_Report Name_Date

Unaudited Financial Statements	Contractor	Quarterly, within 60 days of end of reporting quarter (2 months)	Electronic Mail on Department supplied template	Department	Excel	Plan_Report Name_Quarter#_Year

Performance Improvement Measures	Contractor	Report to HSAG	Electronic Mail to HSAG	HSAG	Format prescribed by HSAG	Plan_Report Name_Date

Staff Changes	Individual	As Needed	Electronic Mail, hard copy or compact disk	Department	Word	Plan_Report Name_Date

Subcontractor Training Attestation	Subcontractor	Annually, July 5	Electronic Mail	Department	Excel	Plan_Report Name_Date
Enrollee Roster	Contractor	Monthly, the 8th of every month	FTP Site	Department	Excel	Plan_Report Name_Date

Back to 10-Q		Exhibit 10.8
AMENDMENT 001	Contract No. XT219	Amendment Page 15

Appendix 5
Enrollee Roster Template and Instructions

TAB 1
PLAN NAME
SUBMISSION MONTH
Non-Medicaid Pending Enrollees
Medicaid ID	Social Security Number	Last Name	First Name	Physical Address	City	Zip Code	County	Type of Facility	Name of Facility

Roster Tab (Tab 1):
This tab is for the basic enrollee roster. It consists of the basic enrollee demographic information, as well as the type and name of facility the enrollee is in, if applicable. For this tab, do NOT include Medicaid Pending individuals.

TAB 2
PLAN NAME
SUBMISSION MONTH
Medicaid Pending
Medicaid ID	Social Security Number	Last Name	First Name	Physical Address	City	Zip Code	County	Type of Facility	Name of Facility	Date Application to DCF	606 or 608?

Medicaid Pending Tab (Tab 2):
This tab is for only those individuals that are Medicaid Pending. Please ensure that the date the application was sent to DCF is included for each individual. This list should be maintained in a chronological order, beginning with the earliest date, and ending with the most recent. Please ensure that this tab is updated prior to each submission to DOEA, removing any individuals that are no longer Medicaid Pending and adding those individuals to the Roster tab when appropriate.

TAB 3
PLAN NAME
SUBMISSION MONTH
Contracted Facilities
Facility Name	Facility Type	Address	City	Zip Code	County	Number of Enrollees

Network Tab (Tab 3):
This tab is a listing of all contracted facilities in the network. Please verify that the "Number of Enrollees" column is filled out and updated prior to each submission

Back to 10-Q		Exhibit 10.8
AMENDMENT 001	Contract No. XT219	Amendment Page 16

PSA #		ATTACHMENT F
Contract #		Exhibit 1

DOEA Cost Analysis For Non-Competitively Procured Contracts In Excess Of Category II

Program:	Contract period:

TYPE OF SERVICE:

1	2	Column 3	Column 4	Column 5	6	7	8
		(to be completed by the Contractor)			(to be completed by the DOEA ContractManager
Budget Category		Line Item	Amount	% Allocated to this Agreement	Allowable	Reasonable	Necessary
Administration	a.	Salaries (List position titles and salaries below; add rows as necessary)

		Sub-total Salaries		#DIV/0!
	b.	Fringe Benefits		#DIV/0!
	c.	Equipment		#DIV/0!
	d.	Telephone & Utilities		#DIV/0!
	e.	Travel		#DIV/0!
	f.	Printing & Supplies		#DIV/0!
	g.	Building Space		#DIV/0!
	h.	Other (List below; add rows as necessary)
#DIV/0!
#DIV/0!
#DIV/0!
#DIV/0!
#DIV/0!
#DIV/0!
#DIV/0!
#DIV/0!
#DIV/0!
total administration
Services		Client Services (Attach details per instructions)		#DIV/0!
TOTAL SERVICES

		CONTRACT TOTAL		#DIV/0!

CERTIFICATION (to be signed by DOEA Contract Manager)
I certify that the cost for each line item has been evaluated and determined to be allowable, reasonable, and necessary as required by Section 216.3475, Florida Statutes.

Government Operations Consultant III
Name				Title

Signature				Date

Back to 10-Q		Exhibit 10.8
AMENDMENT 001	Contract No. XT219	Amendment Page 17

ATTACHMENT F
Exhibit 2

INSTRUCTIONS:
Cost Analysis For Non-Competively Procured Contracts
In Excess Of Category II

The purpose of the ATTACHMENT F, Exhibit 1, is to document that costs in non-competitively procured contracts in excess of $35,000 are allowable, reasonable and necessary.
Upon receipt of the form completed by the AAA, the DOEA contract manager will:
1.Evaluate each separate line item to determine whether the cost is allowable, reasonable and necessary.
a.To be allowable, a cost must be allowable pursuant to state and federal expenditure laws, rules and regulations and authorized by the agreement between the state and the contractor.
b.To be reasonable, a cost must be evaluated to determine that the amount does not exceed what a prudent person would incur given the specific circumstances.
c.To be necessary, a cost must be essential to the successful completion of the program.
2.Place the Cost Analysis for Non-Competitively Procured Agreements in Excess of Category II form in the official file for this contract at the Department of Elder Affairs.

(1)    In accordance with the following instructions for the DOEA Cost Analysis For Non-Competitively Procured Contracts in Excess Of Category II worksheet (ATTACHMENT F, EXHIBIT 1), the contractor must complete COLUMNS 3 and 4 AND ensure COLUMN 5 calculates accurately. This for is required for the original contract and for any amendment that affects the amount of compensation and/or the level of services provided.
(2)    Definition of Administrative Costs -

a.    Salaries/Wages: The charges to directly hire someone and put them on payroll.
b.    Fringe Benefits: The costs of health insurance, Social Security, Medicare, unemployment and other benefits paid on behalf of each employee. If fringe benefits will be based on a specified percentage, rather than the actual cost of fringe benefits, then the calculation for the fringe benefits must also be shown.

c.    Equipment: An article of expendable, tangible personal property generally having a useful life of more than one year and an acquisition cost that equals or exceeds the lesser of the established capitalization level of $5,000 (federal funds) or $1,000 or hardback bound books not circulated, with a value of $250.00 or more (state funds).
d.    Telephone and Utilities: Expenses such as utilities and telephone service costs.
e.    Travel: Expenses that are necessary, reasonable and allowable for carrying our the project. Travel must be in accordance with Section 112.061, Florida Statutes, which includes submission of the claim on the approved State travel voucher or electronic means and at the authorized meal, per diem and state mileage reimbursement rates.
f.    Printing and Supplies: Expenses such as office supplies, postage, and printing.

g.    Building Space: Costs related to lease or mortgage payments.
h.    Other Costs: Identify these by individual lien item and include their associated costs.
(3)    Client Service costs should be documented via Area Agency or Aging Area Plans, Unit Cost information input into WebDB, or some other form of documentation to support the cost analysis.
(4)    The allocation to the agreement will be calculated based on the cost by line item cost divided by the total agreement amount.

Back to 10-Q		Exhibit 10.8
AMENDMENT 001	Contract No. XT219	Amendment Page 18

Department of [logo] ELDER AFFAIRS State of Florida	ATTACHMENT G

BACKGROUND SCREENING

Affidavit of Compliance - Employer

AUTHORITY: This form is required annually of all employers to comply with the attestation requirements set forth in section 435.05(3), Florida Statutes.

•
The term “employer” means any person or entity required by law to conduct background screening, including but not limited to, Area Agencies on Aging, Aging Resource Centers, Aging and Disability Resource Centers, Lead Agencies, Long-Term Care Ombudsman Program, Serving Health Insurance Needs of Elders Program, Service Providers, Diversion Providers, and any other person or entity which hires employees or has volunteers in service who meet the definition of a direct service provider. See §§ 435.02, 430.0402, Fla. Stat.

•
A direct service provider is “a person 18 years of age or older who, pursuant to a program to provide services to the elderly, has direct, face-to-face contact with a client while providing services to the client and has access to the client's living area, funds, personal property, or personal identification information as defined in s. 817.568. The term includes coordinators, managers, and supervisors of residential facilities; and volunteers.” § 430.0402(1)(b), Fla. Stat.

ATTESTATION:

As the duly authorized representative of WellCare of Florida, Inc. dba HealthEase located at 8735 Henderson Road, Tampa, Florida 33634
Street Address	City	State	Zip code
I, Christina Cooper do hereby affirm under penalty of perjury
Name of Representative
that the above names employer is in compliance with the provisions of Chapter 435 and section
430.0402, Florida Statutes, regarding level 2 background screening.

/s/ Christina Cooper 7/31/12
Signature of Representative			Date

STATE OF FLORIDA, COUNTY OF HILLSBOROUGH

Sworn to (or affirmed) and subscribed before me this 31st day of July 2012 , by

Christina Cooper Name of Representative) who is personally known to me or ~~produced~~________________________~~as proof of identification:~~

[NOTARY STAMP]	/s/ Emily A. Merlin
Print, Type, or Stamp Commissioned Name of Notary Public	Notary Public

DOEA Form 235, Affidavit of Compliance-Employer, Effective April 2012	Section 435.05(3), F.S.
Form available at: http://elderaffairs.state.fl.us/english/backgroundscreening.php